UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! THE MACERICH COMPANY 2022 Annual Meeting Vote by May 26, 2022 11:59 PM ET. THE MACERICH COMPANY 401 WILSHIRE BLVD., SUITE 700 SANTA MONICA, CA 90401 D74014-P72350 You invested in THE MACERICH COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and May 27, 2022 10:00 a.m. local time vote without entering a control number The Fairmont Miramar Hotel 101 Wilshire Blvd. Santa Monica, California 90401 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Peggy Alford For 1b. John H. Alschuler For 1c. Eric K. Brandt For 1d. Edward C. Coppola For 1e. Steven R. Hash For 1f. Enrique Hernandez, Jr. For 1g. Daniel J. Hirsch For 1h. Diana M. Laing For 1i. Marianne Lowenthal For 1j. Thomas E. O’Hern For 1k. Steven L. Soboroff For 1l. Andrea M. Stephen For 2. Advisory vote to approve our named executive officer compensation as described in our Proxy Statement. For 3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year For ending December 31, 2022. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Sign up for E-delivery.